UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 15, 2008

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-49731	52-1726127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

200 Westgate Circle, Suite 200, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

410-260-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2008, Severn Bancorp,  Inc. ("Bancorp") accepted subscriptions to purchase a total of 70 units, at an offering price of $100,000 per unit, for gross proceeds of $7.0 million pursuant to its previously announced private placement of units.    Each unit consists of 6,250 shares of Bancorp's Series A 8.0% Non-Cumulative Convertible Preferred Stock  ("Series A Preferred Stock") and Bancorp's Subordinated Note in the original principal amount of $50,000.  In the private placement, Bancorp will issue a total of  437,500 shares of its Series A Preferred Stock and $3.5 million aggregate principal amount of its Subordinated Notes.    Purchasers of the units entered into Subscription Agreements with Bancorp, a copy of the form of which is attached hereto as Exhibit 10.1.

Bancorp intends to use the net proceeds from the sale of the units for general corporate purposes, including one or more of the following:

•
contribution to its wholly-owned subsidiary, Severn Bank, (including investment in equity or subordinated indebtedness of Severn Bank) to fund its operations or provide additional capital for regulatory purposes,

•	possible repayment of indebtedness of Severn Bank or Bancorp, and

•	other general corporate purposes.

The units were sold without registration under the Securities Act of 1933, as amended (the “Act”) in reliance upon the exemptions from registration provided under Section 4(2) of the Act and Regulation D promulgated under the Act (“Regulation D”). Each of the investors represented in the Purchase Agreement, among other things, that the investor was acquiring the units for investment for the investor's account and that the investor was an “accredited investor” within the meaning of Regulation D.

Subordinated Notes

The following summary of the material terms and provisions of the Subordinated Notes is not intended to be complete and is qualified by reference to the form of Subordinated Note, a copy of which is attached hereto as Exhibit 10.2.  If any specific information regarding the Subordinated Notes in this description is inconsistent with the terms of the form of Subordinated Note, you should rely on the information contained in the form of Subordinated Note.

Maturity Date.  The full principal amount of the Subordinated Notes is due and payable on December 31, 2018.

Sinking Fund.  There will be no sinking fund for the Subordinated Notes.

Interest.  Interest on the Subordinated Notes at an annual rate of 8.0% will be paid quarterly in arrears on the last day of March, June, September and December commencing December 31, 2008.

Option to Defer Interest Payment Date.  Generally, as long as Bancorp is not in default in the payment of interest on the Subordinated Notes, Bancorp has the right, at any time and from time to time during the term of the Subordinated Notes, to defer payments of interest for a period not exceeding 20 consecutive quarters or extending beyond the stated maturity of the Subordinated Notes (or any date of redemption therefor), during which deferral period no interest will be due and payable.  At the end of the deferral period, Bancorp shall pay all interest then accrued and unpaid, together with interest thereon compounded quarterly at an annual rate of 8.0%.

Ranking.  The Subordinated Notes will be subordinated to all of Bancorp's senior indebtedness, as defined in the Subordinated Notes.

Redemption.  The Subordinated Notes will be redeemable in whole or in part at the option of Bancorp at any time beginning on December 31, 2009 until maturity.

Merger, Consolidation, Sale of Assets and Other Transactions.  Bancorp may consolidate with or merge into any other person or convey, transfer or lease all or substantially all of its properties to any person, and any person may consolidate with or merge into Bancorp, provided that:

•
Bancorp is the surviving entity or in case Bancorp consolidates with or merges into another person or conveys or transfers all or substantially all of its properties to any person, the successor is organized under the laws of any State of the United States or the District of Columbia;

•	the successor expressly assumes the obligations under the Subordinated Notes; and

•	immediately after giving effect to the transaction, no default or event of default exists.

Events of Default.  An “event of default” will occur upon:

•
Bancorp’s failure for 30 days to pay any interest on the Subordinated Notes when due, whether or not such payment is prohibited by the subordination provisions of the Subordinated Notes or other indebtedness of Bancorp; provided, however, that a valid deferral of the interest payment period does not constitute a default in the payment of interest;

•
Bancorp’s failure to pay any principal on the Subordinated Notes when due, whether at maturity, upon redemption, by declaration of acceleration or otherwise, whether or not such payment is prohibited by the subordination provisions of the Subordinated Notes or other indebtedness of Bancorp;

•
Bancorp’s default in the performance, or breach, of a covenant contained in the Subordinated Notes for 90 days after written notice to Bancorp from the holders of at least 25% in aggregate outstanding principal amount of the Subordinated Notes;

•	certain events related to Bancorp's bankruptcy, insolvency or reorganization; or

•
the voluntary or involuntary dissolution, winding-up, or termination of Bancorp, except in connection with mergers, consolidations, sale of assets or certain other transactions in accordance with the terms and conditions set forth in the form of Subordinated Note.

The holders of not less than 25% in aggregate outstanding principal amount of the Subordinated Notes may declare the principal due and payable immediately if an event of default occurs and is continuing.  In certain circumstances, the holders of a majority in aggregate outstanding principal amount of the Subordinated Notes may waive past events of default or annul a declaration that the principal of the Subordinated Notes is immediately due.

No Public Market.  The Subordinated Notes will not be listed on any securities exchange or included in any automated quotation system.

Series A Preferred Stock

The following summary of the material terms and provisions of the Series A Preferred Stock is not intended to be complete and is qualified by reference to the Articles of Amendment to the Articles of Incorporation of Bancorp, a copy of which is attached hereto as Exhibit 3.1.  If any specific information regarding the Series A Preferred Stock in this description is inconsistent with the terms of the Articles of Amendment to the Articles of Incorporation, you should rely on the information contained in the Articles of Amendment to the Articles of Incorporation.

Ranking.  The Series A Preferred Stock will rank senior to Bancorp common stock and any other stock that is expressly made junior to the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of Bancorp.

Dividends.  If declared by Bancorp's board of directors, cash dividends at an annual rate of 8.0% will be paid quarterly in arrears on the last day of March, June, September and December commencing December 31, 2008. Dividends will not be paid on Bancorp common stock in any quarter until the dividend on the Series A Preferred Stock has been paid for such quarter; however, there is no requirement that Bancorp's board of directors declare any dividends on the Series A Preferred Stock and any unpaid dividends shall not be cumulative.

Voting Rights  Holders of Series A Preferred Stock are not entitled to any voting rights except as specifically required by Maryland law.

Liquidation Preference.  The liquidation preference is $8.00 per share.  Holders of Series A Preferred Stock will not be entitled to any further distribution on the Series A Preferred Stock.

Optional Conversion.  Each share of Series A Preferred Stock is convertible at the option of the holder into one share of Bancorp common stock, subject to adjustment upon certain corporate events. The initial conversion rate is equivalent to an initial conversion price of $8.00 per share of Bancorp common stock.

Mandatory Conversion.  At the option of Bancorp, on and after December 31, 2013, at any time and from time to time, some or all of the Series A Preferred Stock may be converted into shares of Bancorp common stock at the then-applicable conversion rate.

Reorganization Events.  Generally, in the event of:

•
any consolidation or merger of Bancorp with or into another person (other than a merger or consolidation in which Bancorp is the continuing corporation and in which the shares of Bancorp common stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of Bancorp or another corporation);

•	any sale, transfer, lease or conveyance to another person of all or substantially all of the property and assets of Bancorp; or

•
any statutory exchange of securities of Bancorp with another person (other than in connection with a merger or acquisition) or any binding share exchange which reclassifies or changes Bancorp’s outstanding common stock;

each share of the Series A Preferred Stock outstanding immediately prior to such reorganization event will, without the consent of the holders of the Series A Preferred Stock, become convertible into the kind and amount of securities, cash and other property receivable in such reorganization event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the applicable conversion date) per share of Bancorp common stock by a holder of Bancorp common stock.

No Public Market.  The Series A Preferred Stock will not be listed on any securities exchange or included in any automated quotation system.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

So long as any share of Series A Preferred Stock remains outstanding, unless as to a dividend payment date full dividends on all outstanding shares of the Series A Preferred Stock have been declared and paid or declared and a sum sufficient for the payment of those dividends has been set aside for the dividend period then ending, Bancorp will not, during the same dividend period, declare or pay any dividend on, make any distributions relating to, or redeem, purchase, acquire or make a liquidation payment relating to, any of Bancorp’s junior stock, including Bancorp common stock, or make any guarantee payment with respect thereto, other than:

•
purchases, redemptions or other acquisitions of shares of junior stock of Bancorp in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of employees, officers, directors or consultants;

•
purchases of shares of Bancorp common stock pursuant to a contractually binding requirement to buy stock existing prior to the commencement of the then-current dividend period, including under a contractually binding stock repurchase plan;

•	as a result of an exchange or conversion of any class or series of Bancorp’s junior stock for any other class or series of Bancorp’s junior stock; or

•	the purchase of fractional interests in shares of Bancorp’s junior stock pursuant to the conversion or exchange provisions of such junior stock or the security being converted or exchanged.

“Junior stock” means Bancorp common stock and any other class or series of stock of Bancorp now existing or hereafter authorized over which Series A Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of Bancorp.

Upon the voluntary or involuntary liquidation, dissolution or winding up of Bancorp, the holders of the Series A Preferred Stock are entitled to receive, out of assets legally available for distribution to stockholders, before any distribution of assets is made to holders of Bancorp common stock or any other shares of stock ranking junior to the Series A Preferred Stock as to distributions upon the liquidation, dissolution or winding up of Bancorp, a liquidating distribution in the amount of $8.00 per share, plus any accrued dividends thereon from the last dividend payment date to, but excluding, the date of the liquidation, dissolution or winding up if and to the extent declared.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 18, 2008, Bancorp filed Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Maryland designating 437,500 shares of preferred stock as Series A Preferred Stock.  A copy of the Articles of Amendment to the Articles of Incorporation of Bancorp is attached hereto as Exhibit 3.1.

Item 7.01 Regulation FD Disclosure.

On November 18, 2008,  Bancorp issued a press release concerning the completion of the private placement referred to in Item 1.01 and also announcing that its application to participate in the U.S. Treasury Capital Purchase Program had been approved. This press release is furnished in this report as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Item No.	Description
3.1	Articles of Amendment to the Articles of Incorporation of Bancorp
10.1	Form of Subscription Agreement
10.2	Form of Subordinated Note
99.1	Press Release dated November 18, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Severn Bancorp, Inc.

Dated: November 18, 2008	By: _Alan J. Hyatt___________________
Alan J. Hyatt, President

Exhibit Index

Item No.	Description
3.1	Articles of Amendment to the Articles of Incorporation of Bancorp
10.1	Form of Subscription Agreement
10.2	Form of Subordinated Note
99.1	Press Release dated November 18, 2008